UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 January 20, 2009 (January 15, 2009)

________________________________

NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

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Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		(757) 629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

Item 2.03     Creation of a Direct Financial Obligation of a Registrant

On January 15, 2009, the Registrant entered into an Indenture (the "Indenture") with U.S. Bank Trust National Association ("U.S. Bank"), as trustee, pursuant to which the Registrant issued $500,000,000 aggregate principal amount of the Registrant's 5.750% Senior Notes due 2016 (the "Notes").  The Notes were sold pursuant to the Purchase Agreement, dated January 12, 2008 (the "Purchase Agreement"), filed by the Registrant on a Current Report on Form 8-K on January 13, 2009, which is hereby incorporated by reference.  The Indenture provides that the Notes will pay interest semiannually at a rate of 5.75% per annum and that the Notes will be redeemable, in whole or in part, at the Registrant's option, at any time and from time to time, at a redemption price payable in cash equal to the greater of: (i) 100% of the principal amount of the Notes being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a specified rate, plus in each case accrued and unpaid interest, if any, to, but not including, the redemption date.  The Indenture contains customary events of default with respect to the Notes, including failure to make required payments, failure to comply with certain agreements or covenants, acceleration of other indebtedness, and certain events of bankruptcy and insolvency.  The Indenture is filed herewith as Exhibit 4.1, and the description of the Indenture contained herein is qualified by reference thereto.

On January 15, 2009, in connection with the sale of the Notes, the Registrant entered into a Registration Rights Agreement (the "Registration Rights Agreement") with Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and UBS Securities LLC, as representatives of the initial purchasers of the Notes under the Purchase Agreement (collectively, the "Initial Purchasers").  Under the Registration Rights Agreement, the Registrant has agreed to file with the Securities and Exchange Commission within 180 days after the closing date of the offering, and use commercially reasonable efforts to have declared effective within 270 days from the closing date, an exchange offer registration statement pursuant to which the Registrant will issue in exchange for tendered Notes registered securities containing terms identical to the Notes in all material respects.  The Registration Rights Agreement is filed herewith as Exhibit 4.2, and the description of the Registration Rights Agreement contained herein is qualified by reference thereto.

U.S. Bank and its affiliates, as well as certain of the Initial Purchasers and their respective affiliates, have, from time to time, performed, and may in the future perform, various financial advisory, commercial banking and investment banking services for the Registrant, for which they received or will receive customary fees and expenses and none of which are material individually or in the aggregate with respect to any individual party.

(d) Exhibits

           The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit Number	Description

4.1	Indenture, dated as of January 15, 2009
4.2	Registration Rights Agreement, dated as January 15, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                            SIGNATURES

                                                            NORFOLK SOUTHERN CORPORATION

                                                            (Registrant)

                                                            /s/ Howard D. McFadden

                                                            _________________________________

                                                            Name:  Howard D. McFadden
                                                            Title:    Corporate Secretary

Date:  January 20, 2009